                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): AUGUST 22, 2002
                                                        ---------------



                         ORBITAL SCIENCES CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


              DELAWARE                             1-14279                    06-1209561
------------------------------------      -----------------------       ----------------------
    (State or other jurisdiction                 (Commission                 (IRS Employer
          of incorporation)                     File Number)              Identification No.)



              21839 ATLANTIC BOULEVARD, DULLES, VIRGINIA  20166
  --------------------------------------------------------------------------
                   (Address of principal executive offices)



      Registrant's telephone number, including area code: (703) 406-5000
                                                          ---------------



        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On August 22, 2002, Orbital Sciences Corporation announced that it closed a private sale of $135 million of units, each comprised of $1,000 aggregate principal amount of Orbital's 12% second priority secured notes due in 2006 and a warrant, exercisable at a strike price of $3.86 per share, to purchase 122.23 shares of Orbital's common stock. As noted in the company's press release dated August 22, 2002, a copy of which is attached hereto as Exhibit 99.1, Orbital used a portion of the net proceeds to prepay a $25 million term loan and is required to use the remaining net proceeds to repay its $100 million convertible bonds due on October 1, 2002.


The following summary of the terms of the notes and warrants is qualified in its entirety by reference to the principal transaction documents, copies of which are attached as exhibits to this Current Report:

THE NOTES

Notes Offered................$135,000,000 aggregate principal amount of Second
                             Priority Secured Notes due 2006.

Maturity.....................August 15, 2006.

Interest.....................Annual Rate: 12%
                             Payment frequency: semi-annually each February 15 and August 15. First Payment: February 15, 2003. Interest will be paid in cash.

Guarantees...................The notes will be unconditionally guaranteed on a senior subordinated basis by certain of Orbital's subsidiaries.



Optional Redemption..........On or after August 15, 2003, Orbital will have the right to redeem some or all of the notes at the following redemption prices (expressed as percentages of the principal amount), plus accrued and unpaid interest and liquidated damages, if any, if redeemed during the 12-month period commencing August 15 of the years indicated below:

                             2003................................           104%
                             2004................................           102%
                             2005 and thereafter.................           100%

                             At any time prior to August 15, 2003, upon a public offering of its common stock for cash, Orbital may elect to use the proceeds from such offering to redeem up to 35% of the aggregate principal amount of the notes at any time within 90 days of such offering at a price of 112% of the principal amount, plus accrued and unpaid interest and liquidated damages, if any.

Change of Control............If a change of control occurs, subject to certain conditions and restrictions, Orbital will be required to make an offer to the holders of the notes to repurchase the notes at the following purchase prices (expressed as percentages of the principal amount), plus accrued and unpaid interest and liquidated damages, if any, if such change of control occurs during the 12-month period commencing August 15 of the years indicated below:

                             2002................................           106%
                             2003................................           104%
                             2004................................           102%
                             2005 and thereafter.................           100%

Certain Covenants............Orbital issued the notes under an indenture that contains covenants that, with some exceptions, limit Orbital's ability to, among other things:

                                    -        incur more debt, particularly
                                             unsubordinated debt;

                                    -        pay dividends, redeem or repurchase
                                             its stock or make other
                                             distributions;

                                    -        enter into transactions with
                                             affiliates;

                                    -        merge or consolidate with others;

                                    -        dispose of assets or use asset sale
                                             proceeds; and

                                    -        create liens on Orbital's assets.

THE WARRANTS

Warrants Offered.............135,000 warrants, each warrant entitling the holder to purchase 122.23 shares of Orbital's common stock (or an aggregate of approximately 16.5 million shares) at a price per share of $3.86. The exercise price and the number of warrant shares issuable upon exercise of the warrants are subject to adjustment upon the occurrence of certain events set forth in the warrant agreement.

Exercise of Warrants.........The warrants will be exercisable after a registration statement relating to the resale of the warrants and the issuance and/or resale of the warrant shares is declared effective under the Securities Act of 1933, and will expire on August 15, 2006. Warrantholders have the option to exercise the warrants through payment of the exercise price in cash, through a "cashless" exercise or by tendering the exercise price of the warrants by surrendering notes.

With the successful completion of this financing, Orbital expects that its available cash and remaining borrowing capacity under its $35 million revolving line of credit will be sufficient to meet its currently anticipated operating and capital expenditure requirements. However, Orbital's ability to borrow additional funds is substantially limited by the terms of the indenture and the credit facility and Orbital does not expect to have access to the capital markets in the near future. Consequently, Orbital may not have sufficient financial flexibility to adequately respond to significant unforeseen events that may adversely affect the Company's liquidity.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Not Applicable.
    (b) Not Applicable.
    (c) Exhibits:


        4.1 Indenture, dated as of August 22, 2002, by and between Orbital Sciences Corporation and U.S. Bank, N.A., as trustee.

        4.2 Warrant Agreement, dated as of August 22, 2002, by and between Orbital Sciences Corporation and U.S. Bank, N.A., as warrant agent.

        4.3    Form of 12% Second Priority Secured Note due 2006.

        4.4    Form of Common Stock Purchase Warrant.

        10.1 Notes Registration Rights Agreement, dated as of August 22, 2002, by and among Orbital Sciences Corporation, on the one hand, and Jefferies/Quarterdeck, LLC and Jefferies & Company, Inc., on the other.

        10.2 Warrant Registration Rights Agreement, dated as of August 22, 2002, by and among Orbital Sciences Corporation, on the one hand, and Jefferies/Quarterdeck, LLC and Jefferies & Company, Inc., on the other.

        10.3 Pledge and Security Agreement, dated as of August 22, 2002, by and among Orbital Sciences Corporation, Orbital International, Inc. and U.S. Bank, N.A.

        99.1   Press Release, dated August 22, 2002.

                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             ORBITAL SCIENCES CORPORATION
                             ----------------------------
                             (Registrant)



                             By:  /s/ Garrett E. Pierce
                                  ---------------------------------------------
                                  Garrett E. Pierce
                                  Vice Chairman and Chief Financial Officer




Date: August 27, 2002

                                Exhibit Index

4.1. Indenture, dated as of August 22, 2002, by and between Orbital Sciences Corporation and U.S. Bank, N.A., as trustee.

4.2. Warrant Agreement, dated as of August 22, 2002, by and between Orbital Sciences Corporation and U.S. Bank, N.A., as warrant agent.

4.3.    Form of 12% Second Priority Secured Note due 2006.

4.4.    Form of Common Stock Purchase Warrant.

10.1. Notes Registration Rights Agreement, dated as of August 22, 2002, by and among Orbital Sciences Corporation, on the one hand, and Jefferies/Quarterdeck, LLC and Jefferies & Company, Inc., on the other.

10.2. Warrant Registration Rights Agreement, dated as of August 22, 2002, by and among Orbital Sciences Corporation, on the one hand, and Jefferies/Quarterdeck, LLC and Jefferies & Company, Inc., on the other.

10.3. Pledge and Security Agreement, dated as of August 22, 2002, by and among Orbital Sciences Corporation, Orbital International, Inc. and U.S.
        Bank, N.A.

99.1.   Press Release, dated August 22, 2002.